Exhibit 21


                              LIST OF SUBSIDIARIES



NAME OF SUBSIDIARY                                    STATE OF INCORPORATION

AAA DCAP Agency, Inc.                                         New York
AADCAP Greenbrook Inc. (1)                                    New Jersey
AADCAP Hackensack Inc. (1)                                    New Jersey
A DCAP Brokerage, Inc.                                        New York
A DCAP Services, Inc.                                         New York
DCAP Agency, Inc. (1)                                         New York
DCAP Bayshore, Inc.                                           New York
DCAP Brentwood Inc. (2)                                       New York
DCAP East Meadow, Inc.                                        New York
DCAP Flushing, Inc.                                           New York
DCAP Garden City Park Inc.                                    New York
DCAP Hari, Inc.                                               New York
DCAP Hicksville, Inc.                                         New York
DCAP Insurance Agencies, Inc.                                 New York
DCAP Management Corp.                                         New York
DCAP Manhattan Inc.                                           New York
DCAP Medford Inc.                                             New York
DCAP Queens Agency, Inc.                                      New York
DCAP Seaford, Inc.                                            New York
DCAP White Plains Inc.                                        New York
DCAP Woodhaven, Inc.                                          New York
Diversified Coverage Asset Planning Inc.                      New York
FASK Agency Inc.                                              New York
Fulton Street Agency, Inc.                                    New York
IAH, Inc.                                                     Delaware
Intandem Corporation                                          New York
Payments Inc.                                                 New York
The Bronx Agency, Inc.                                        New York
The Manhattan Agency Inc.                                     New York
The White Plains Agency, Inc.                                 New York
The Yonkers Agency Inc.                                       New York

(1)  Company owns 50% of outstanding Common Stock.
(2)  Company owns 80% of outstanding Common Stock.